UBS

UBS Financial Services Inc.
1200 Harbor Boulevard
Weehawken, NJ 07086

James M. Pierce
Co-Head
Wealth Management Advisor Group US

James D. Price
Co-Head
Wealth Management Advisor Group US

www.ubs.com

October 8, 2008

Branch Telephone Number
+1-312-525-4500

Account Number:

OFFICIAL PAYMENTS
CORPORATION
ATTN: RAJEEV KUMAR
10780 PARKRIGDE BLVD
SUITE 400
RESTON VA 20191-4370

We are pleased to offer you a way to liquidate certain of your auction rate securities (ARS). UBS has designed a solution that gives you the option to hold your ARS or sell the securities back to UBS. This solution is available for ARS that were held in a UBS account on February 13, 2008, and that are not successfully clearing at auction (Eligible ARS).

UBS is offering you "Auction Rate Securities Rights" (Rights) to sell Eligible ARS at par value to UBS at any time during a two-year time period. These Rights are nontransferable securities registered with the U.S. Securities and Exchange Commission (SEC). This is a limited time offer that will expire on November 14, 2008. Accepting this offer may impact your legal rights. Not accepting this offer may have repercussions on outstanding loans secured by Eligible ARS. As a result, it is important that you review the prospectus carefully.

The key features and terms of the offer are summarized below. For complete details, please see the enclosed prospectus.

- UBS is offering you nontransferable Rights to sell Eligible ARS, held in the UBS account identified above, at par value to UBS at any time during the period of June 30, 2010, through July 2, 2012.
  - You may instruct your UBS Financial Advisor to exercise these Rights at any time during this time period;
  - If you do not exercise your Rights, the Eligible ARS will continue to accrue interest or dividends as determined by the auction process;
  - If you do not exercise your Rights before July 2, 2012, they will expire and UBS will have no further obligation to buy your Eligible ARS.

- Clients who accept this offer give UBS the discretion to purchase or sell their Eligible ARS at any time after accepting the firm's offer and without other prior notice.
  - UBS will purchase tax-exempt Auction Preferred Stock (a specific type of ARS also known as APS) at any time after clients accept the firm's Rights offer;
  - UBS will only exercise its discretion to purchase or sell Eligible ARS for the purpose of restructurings, dispositions or other solutions that will provide clients with par value for their Eligible ARS;
  - In purchasing Eligible ARS or selling Eligible ARS on behalf of clients, including tax-exempt APS, UBS will act in its capacity as broker-dealer and will execute these transactions on a principal basis regardless of the type of client accounts in which the Eligible ARS are held. Please see pages 27-28 in the enclosed prospectus for more information;
  - UBS will pay clients par value for their Eligible ARS within one day of settlement of the transaction;
  - Eligible ARS are subject to issuer redemptions at any time.

- Clients who accept this offer release UBS and its employees/agents from all claims except claims for consequential damages directly or indirectly relating to its marketing and sale of ARS and expressly agree not to seek any damages or costs (punitive damages, attorney fees, etc.) other than consequential damages. Clients also will not serve as a class representative or receive benefits under any class action settlement or investor fund.

- UBS will provide clients who accept the offer "no net cost" loans up to the par value of Eligible ARS until June 30, 2010. Please see pages 36-39 in the enclosed prospectus for more information.

- UBS will reimburse all clients who participated in prior UBS ARS loan programs after February 13, 2008, for the difference between the cost of the loan and the applicable interest paid on the Eligible ARS.

THIS OFFER EXPIRES ON NOVEMBER 14, 2008. Please complete, sign and date the enclosed form and return it in the postage-paid envelope if you wish to accept this offer. We must **receive** your signed acceptance form no later than November 14, 2008.

You may receive multiple letters from us depending on the type of ARS you own or if you have ARS in multiple accounts. Please note you must return a form for each letter you receive to accept all available offers relating to your ARS holdings. Please read each response form carefully as the terms may vary.

A list of your Eligible ARS in the account identified on the first page of this letter is attached. Additional information about your Eligible ARS, including the most recent interest rates and dividend yields, is available at *www.ubs.com/auctionratesecurities.*

If you have any questions about your Eligible ARS or this offer, please contact your UBS Financial Advisor or Branch Manager at the telephone number listed at the top of this letter. Please note that UBS Financial Advisors and Branch Managers cannot provide legal or tax advice regarding this offer. Instructions to exercise your Rights should be directed to your UBS Financial Advisor or Branch Manager.

We regret any hardship that the failure of the ARS markets may have caused you. We hope that the offer described above and discussed in detail in the prospectus provides resolution for you regarding this matter. We look forward to continuing our relationship with you and to serving your future investment needs.

Thank you for your business and for maintaining your relationship with UBS.

Sincerely,

James M. Pierce

James M. Pierce

James D. Price

Current rate and dividend information

To allow you to view the current interest rates and/or dividends your holdings are earning, we have created an online tool available at *www.ubs.com/auctionratesecurities.*

Simply enter the nine-digit CUSIP number(s) shown below to obtain the most current information about your securities.

Percentages displayed in the descriptions below are as of September 30, 2008.

CUSIP	Description	CUSIP	Description	CUSIP	Description
00432CAM3	ACCESS GROUP INC NTS B/E RATE 02.966% MATURES 09/01/37	194262DB4	COLLEGE LN CORP TR I 02 TXBL ABS ARCS SR BE/R/ VARIABLE RATE RATE 05.204% MATURES 11/01/47	207784AG4	CONNECTICUT STUDENT LN F NDTN A-1 REV TXBL B/E/R/ VARIABLE RATE RATE 03.444% MATURES 06/01/34
207784AN9	CONNECTICUT S/L FNDTN RV S/L A7 STUD TXBLE B/E/R/ VARIABLE RATE RATE 02.709% MATURES 06/01/34	454905AW0	INDIANA SECOND MKT EDL (MON) 2000 TXBL RV BE/R/ VARIABLE RATE RATE 02.645% MATURES 12/01/30	455900AU4	INDIANA SECNDRY MRKT EDU SER 05-1 REV TXBLE BE/R/ VARIABLE RATE RATE 03.944% MATURES 12/01/45
49130NBC2	KENTUCKY HIGHER ED STUD LN A-1 RV TXBL B/E /R/ VARIABLE RATE RATE 02.866% MATURES 06/01/35	606072GA8	MISSOURI HGR ED LN AUTH ARCS VV RV TXBL B/E /R/ VARIABLE RATE RATE 02.535% MATURES 01/01/31	606072GX8	MISSOURI HGR ED LN AUTH ARCS STU RV K TXBL BE/R/ VARIABLE RATE RATE 03.437% MATURES 07/01/32
66704JAE8	NORTHSTAR GTEE INC DI ON B TXBLES/L AST RV B/E/R/ VARIABLE RATE RATE 03.393% MATURES 04/01/42	709163EP0	PA ST H/E ASST AGY 28D CC-1 REV TAXABLE B/E /R/ VARIABLE RATE RATE 04.070% MATURES 08/01/45	709163FY0	PA HGH ED ASST AGY S/L 28D TXBL ARC JJ-4 BE/R/ VARIABLE RATE RATE 03.157% MATURES 06/01/46
917546EN9	UTAH ST BRD OF REGT SER E-1 RV TX TUE BE /R/ VARIABLE RATE RATE 03.920% MATURES 11/01/27	917546FC2	UTAH ST BRD OF REGT REV TAXABLE B/E /R/ VARIABLE RATE RATE 03.543% MATURES 11/01/38		

UBS

UBS Financial Services Inc.

Please complete and sign this form.
We must receive it by November 14, 2008.

Acceptance of UBS's offer relating to auction rate securities

By signing below and returning this form, I accept UBS's offer of Rights relating to my Eligible ARS in the account listed below. I understand and acknowledge the following:

- All Eligible ARS **must remain** in my UBS account listed below until I exercise my Rights to sell my Eligible ARS to UBS or they are redeemed by the issuer or purchased or sold on my behalf by UBS;
- I will instruct my UBS Financial Advisor or Branch Manager if and when I want to exercise my Rights and sell my Eligible ARS to UBS during the period of June 30, 2010, through July 2, 2012;
- The acceptance of UBS's offer constitutes consent (to the extent legally required) for UBS, acting as principal, to purchase my Eligible ARS or to sell them on my behalf at any time in its sole discretion and without other prior notice to me, from the date that I accept this offer through July 2, 2012;
- If UBS purchases, sells or otherwise disposes of my Eligible ARS, it will deposit the par value in my account within one business day of settlement of the transaction;
- I release UBS and its employees/agents from all claims except claims for consequential damages directly or indirectly relating to its marketing and sale of ARS and expressly agree that I will not seek any damages or costs (punitive damages, attorney fees, etc.) other than consequential damages. I also will not serve as a class representative or receive benefits under any class action settlement or investor fund;
- If the account named below is in the name of a corporation, partnership, trust or other entity, I represent and warrant that I have the power and authority to accept this offer on behalf of that entity.

OFFICIAL PAYMENTS
CORPORATION
ATTN: RAJEEV KUMAR
10780 PARKRIGDE BLVD
SUITE 400
RESTON VA 20191-4370

Please complete and sign this form.
We must receive it by November 14, 2008.

Mail UBS Financial Services Inc.
ATTN: ARS Group
1000 Harbor Boulevard
Weehawken, NJ 07086

Fax +1-201-442-7766

Account Number: [illegible]

SIGN HERE

Account owner signature ______________ Date 11/3/08

Additional party signature ______________ Date 11/11/08

Daytime telephone number 571-382-1333

If you have questions, please contact your UBS Financial Advisor or Branch Manager at +1-312-525-4500.
Clients outside the U.S. may call +1-201-352-0105 collect.

We kindly request that you do not include comments or questions on this form as it could delay processing of your instructions.

UBS AG has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you make an investment decision, you should read the prospectus in that registration statement and other documents that UBS has filed with the SEC for more complete information about UBS and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at *www.sec.gov* or by calling UBS's ARS Client Service Center at +1-800-253-1974.

UBS Financial Services Inc. serves as the clearing firm for UBS International Inc. Accordingly, the information and terms contained in this letter and the accompanying materials are directed to clients of both UBS Financial Services Inc and UBS International Inc.

1C-ARS0

011200908IUI4791903100I01I01